PGOF-P11 08/26

PUTNAM INCOME FUND
PUTNAM VARIABLE TRUST
SUPPLEMENT DATED AUGUST 7, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

I. The following is added to the section titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS” in the SAI of each fund listed in Schedule A:

Private credit

The fund may, from time to time, obtain exposure to less liquid or illiquid private credit investments. Private credit investments are restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the fund may not be able to resell its holdings for extended periods, which may be several years, or may only be able to sell them at prices substantially below the values assigned by the fund. These investments can be subject to various restrictions on resale, and there can be no assurance that the fund will be able to realize the value of such investments in a timely manner. Private credit investments may be of any credit quality or may not be rated by a rating agency at all. The issuers of private credit obligations may be highly leveraged, have little to no cash flow, and may be subject to leveraged buyouts or other recapitalization transactions. The fund will generally treat these investments as illiquid.

II. The following is added to the section titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS ─ Securities of Other Investment Companies” in the SAI of each fund listed in Schedule A:

Interval Funds. Investments in interval funds, which are a type of closed-end fund, expose the fund to the risks of the types of investments in which the interval fund invests. Many interval funds’ investments are illiquid, which could make it difficult for an interval fund to value such securities and/or dispose of the securities on acceptable terms. In addition, interval funds often employ leverage, which would subject the fund to the risks associated with leveraged investments. An interval fund, unlike a listed closed-end fund, provides limited liquidity to shareholders by offering to repurchase between 5% and 25% of its outstanding shares at net asset value at a periodic interval, generally, every three, six or twelve months. When an interval fund repurchases its outstanding shares, the interval fund’s assets decrease, which may have the effect of increasing the interval fund’s expense ratio. In addition, the need to provide cash to shareholders on a periodic basis in connection with the repurchase of shares may cause the interval fund to sell its portfolio securities at disadvantageous times and/or may limit the ability of the interval fund to participate in new investment opportunities. An interval fund’s use of leverage, including in connection with any borrowings to cover repurchased shares, may increase expenses due to the interest expenses of borrowing, and the repurchase of shares may compound the adverse effects of leverage in a declining market. Interval fund shares are less liquid than open-end fund shares and an interval fund’s repurchase offers may be oversubscribed, which means that the fund may not be able to redeem its full investment in an interval fund at the most advantageous time.

SCHEDULE A

Fund	Date of SAI
Putnam Income Fund Putnam Income Fund Putnam Variable Trust	March 1, 2026
Putnam VT Diversified Income Fund	May 1, 2026
Putnam VT Income Fund	May 1, 2026

Shareholders should retain this Supplement for future reference.